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                               THE MAINSTAY FUNDS

                 Supplement dated June 28, 2007 ("Supplement")
              to the Prospectus dated March 1, 2007 ("Prospectus")

     This Supplement updates certain information contained in the above-dated Prospectus for The MainStay Funds. You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     1. Under the section entitled "Compensation to Dealers" on pages 121-122 of the Prospectus, delete the fifth bullet point and replace the seventh bullet point in its entirety with the following:

          o In addition to payments described above, the Distributor or an affiliate, from its own resources, may pay other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of any class of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

     2. Replace the paragraph under the section entitled "Fund Earnings - When the Funds Pay Dividends" on page 135 of the Prospectus with the following:

          When the Funds Pay Dividends

          The Funds declare and pay any dividends, to the extent income is available, at least once a year. The Money Market Fund declares dividends on a daily basis and pays them monthly. The Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, Diversified Income Fund and Tax Free Bond Fund declare and pay dividends monthly. The Convertible Fund and Total Return Fund declare and pay any dividends quarterly. All other Funds normally declare and pay any dividends at least once a year, typically in December. Dividends are normally paid on the first business day of each month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

          3.   Wire Redemptions
          ----------------

          Effective June 28, 2007, MainStay Investments will no longer charge a fee for wire redemptions of Class I Shares.



           PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.
                                                                    MS16ba-06/07